Nature of business and organization	9 Months Ended
Mar. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of business and organization

Note 1 - Nature of business and organization

iPower Inc., formerly known as BZRTH Inc., a Nevada corporation (the “Company”), was incorporated on April 11, 2018. The Company is principally engaged in the marketing and sale of consumer home, garden and other products and accessories mainly in the North America.

On May 18, 2021, the Company acquired 100% of the equity ownership of its variable interest entity, E Marketing Solution Inc. (“E Marketing”), an entity incorporated in California and owned by one of the minority shareholders of the Company. As a result, E Marketing became the Company’s wholly owned subsidiary.

On May 18, 2021, the Company acquired 100% of the equity ownership of its variable interest entity, Global Product Marketing Inc. (“GPM”), an entity which was incorporated in the State of Nevada on September 4, 2020, and was owned by Chenlong Tan, the Company’s Chairman, CEO and President, and one of the majority shareholders of the Company. As a result, GPM became the Company’s wholly owned subsidiary.

On January 13, 2022, the Company entered into a joint venture agreement and formed a Nevada limited liability company, Box Harmony, LLC (“Box Harmony”), for the principal purpose of providing logistics services primarily for foreign-based manufacturers and distributors who desire to sell their products online in the United States, with such logistics services to include, without limitation, receiving, storing and transporting such products. The Company owns 40% of the equity interest in Box Harmony, retaining significant influence, but does not own a majority equity interest in or otherwise control Box Harmony. See details at Note 3 below.

On February 10, 2022, the Company entered into another joint venture agreement and formed a Nevada limited liability company, Global Social Media, LLC (“GSM”), for the principal purpose of creating a social media platform in order to provide content and services to assist businesses, including the Company and other businesses, in marketing their products. The Company owns 60% of the equity interest in GSM and controls its operations. See details at Note 3 below.

On February 15, 2022, the Company acquired 100% of the ordinary shares of Anivia Limited (“Anivia”), a corporation organized under the laws of the British Virgin Islands (“BVI”), in accordance with the terms of a share transfer framework agreement (the “Transfer Agreement”), dated February 15, 2022, by and between the Company, White Cherry Limited, a BVI company (“White Cherry”), White Cherry’s equity holders, Li Zanyu and Xie Jing (together with White Cherry, the “Sellers”), Anivia, Fly Elephant Limited, a Hong Kong company, Dayourenzai (Shenzhen) Technology Co., Ltd., and Daheshou (Shenzhen) Information Technology Co., Ltd. Anivia owns 100% of the equity of Fly Elephant Limited, which in turn owns 100% of the equity of Dayourenzai (Shenzhen) Technology Co., Ltd., a corporation located in the People’s Republic of China (“PRC”) and which is a wholly foreign-owned enterprise (“WFOE”) of Fly Elephant Limited. The WFOE controls, through contractual arrangements summarized in Note 4 below, the business, revenues and profits of Daheshou (Shenzhen) Information Technology Co., Ltd., a company organized under the Laws of the PRC (“DHS”) and located in Shenzhen, China. See details on Note 4 below.